UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2008

ECOSOLUTIONS INTL
(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

000-53225	04-3803966
(Commission File Number)	(I.R.S. Employer Identification No.)

295 East Main Street, Suite 1, Ashland, Oregon	97520
(Address of Principal Executive Offices)	(Zip Code)

(541) 552-9360
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

Pursuant to a letter, dated as of October 21, 2008, from the Financial Industry Regulatory Authority (“FINRA”), ecoSolutions Intl (the “Company”) received notice that it had been approved to quote shares of the Company’s common stock, $0.001 par value per share, on the OTC Bulletin Board.

ITEM 8.01	OTHER EVENTS

On October 23, 2008, the Company issued a press release (“Press Release”) disclosing that it had been approved to quote shares of its common stock, $0.001 par value per share, on the OTC Bulletin Board.

A copy of the Press Release is filed as an exhibit to this Current Report on Form 8-K. The summary of the Press Release set forth above is qualified by reference to such exhibit.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Press Release, dated as of October 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOSOLUTIONS INTL

Date: October 23, 2008	By:	/S/ WILLIAM PATRDIGE.
William Patridge, Chief Executive Officer